EXHIBIT 10.10



                              Confirmation to the
                         1992 ISDA Master(R) Agreement
                          Dated as of 15 December 2005

Attention:        The Directors

To:               Arran Funding Limited ("PARTY B")

From:             The Royal Bank of Scotland plc ("PARTY A")

Re:               [    ] Series 2005 [ ] Class [ ] Notes (the "NOTES")

                  Ref: [  ]

Date:             15 December 2005

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "TRANSACTION"). This communication constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms defined in (i) the prospectus dated 10 November 2005 in respect of Party B's $7,500,000,000 Medium Term Note Programme (ii) the Final Terms dated 8 December 2005 in respect of the Notes and (iii) the Arran Funding Note Trust Deed Supplement dated 15 December 2005 in respect of the Series 2005-[ ] Notes will have the same meaning where used herein.

This Confirmation incorporates the ISDA Master Agreement and the Schedule thereto, dated as of 15 December 2005 and the Credit Support Annex to that Schedule dated 15 December 2005, each as amended and supplemented from time to time (the "MASTER AGREEMENT"), between Arran Funding Limited and us. The Master Agreement together with this Confirmation shall constitute a single agreement between Arran Funding Limited and us in respect of this Transaction (the "AGREEMENT"). This Transaction is entered into on the basis that, pursuant to
Part 5(m) of the Schedule, the Master Agreement is incorporated by reference into this Confirmation so that the Master Agreement and this Confirmation shall form a single agreement with respect to this Transaction only and no other Transaction (other than the Transaction evidenced by the Credit Support Annex) shall form part of such single agreement. All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

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The terms of the particular Transaction to which this Confirmation relates are as follows:

1.

        Party A:                                  The Royal Bank of Scotland plc

        Party B:                                  Arran Funding Limited

        Calculation Agent:                        Party A

        Trade Date:                               15 December 2005

        Effective Date:                           15 December 2005

        Notional Amount:                          [    ] (subject to
                                                  adjustment  following
                                                  the  occurrence  of  an
                                                  Amortisation  Event  or  a
                                                  Redemption Event as set out
                                                  herein).

        Termination Date:                         The  scheduled   redemption
                                                  date  of  the  Notes,
                                                  subject to  adjustment  as
                                                  provided  herein and in
                                                  accordance   with  the
                                                  Following   Business   Day
                                                  Convention.

        Business Days:                            A TARGET Settlement
                                                  Date and a day on which
                                                  commercial banks and
                                                  foreign exchange markets
                                                  settle payments generally
                                                  in London, England,
                                                  Jersey, Channel Islands,
                                                  Edinburgh, Scotland and
                                                  New York, New York.

        PARTY A FLOATING RATE AMOUNTS

        Party A Floating Rate Payer:              Party A

        Party A Floating Rate Payer
        Payment Dates:                            Each  15th  day  of  March,
                                                  June,   September  and
                                                  December from and including
                                                  15 March 2006 to and
                                                  including  the Termination
                                                  Date,  in  each  case
                                                  subject to adjustment  (a)
                                                  following the occurrence
                                                  of an Amortisation  Event
                                                  or a Redemption  Event as
                                                  set out  below,  and  (b)
                                                  in  accordance  with  the
                                                  Following Business Day
                                                  Convention.


        Party A Floating Rate Option:             LIBOR as calculated in
                                                  accordance  with  Condition
                                                  6(a) of the Notes

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        Party A Designated Maturity:               3  months  subject  to
                                                   adjustment   following  the
                                                   occurrence   of   an
                                                   Amortisation  Event  or a
                                                   Redemption Event, as set
                                                   out below


        Spread A:                                  [    ]

        Party A Floating Rate
        Day Count Fraction:                        Actual/365

        Reset Dates:                               First day of each
                                                   Calculation Period



        PARTY B FLOATING RATE AMOUNTS

        Party B Floating Rate Payer:               Party B


        Party B Floating Rate Payer
        Payment Dates:                             The 15th day of
                                                   each calendar month from
                                                   and including 15 February
                                                   2006 to and including the
                                                   Termination Date, in each
                                                   case subject to adjustment
                                                   in accordance with the
                                                   Following Business Day
                                                   Convention.

        Party B Floating Rate Option:              [ ]-LIBOR-BBA

        Party B Designated Maturity:               1 month  provided  that  in
                                                   respect  of the  first
                                                   Calculation Period the
                                                   Party B Designated Maturity
                                                   shall be 2 months

        Spread B:                                  Plus [ ]

        Party B Floating Rate
        Day Count Fraction:                        Actual/365

        Reset Dates:                               First day of each
                                                   Calculation Period

2.      DETAILS OF VARIATION TO AGREEMENT:

2.1     DEFERRAL OF FLOATING RATE AMOUNTS

        (A)  DEFERRAL OF PARTY A FLOATING RATE AMOUNT

        In the event that, in respect of any Party A Floating Rate Payer Payment Date, there is a Deferred Party B Floating Rate Amount (as defined below) on the corresponding Party B Floating Rate Payer Payment Date (as set out in Deferral of Party B Floating Rate Amount below), then the Party A Floating Rate Amount (before taking into account any deferred amounts) for that Party A Floating Rate Payment Date which

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        would, but for this provision, have been due (the "GROSS PARTY A
        FLOATING RATE AMOUNT") shall be reduced by an amount equal to the proportion thereof which the Deferred Party B Floating Rate Amount (before taking into account any deferred amounts) bears to the Gross Party B Floating Rate Amount (before taking into account any deferred amounts) (or if, during the preceding 3 months, Party A Floating Rate Payer Payment Dates have been quarterly, the proportion thereof that the 3 Month Deferred Party B Floating Rate Amount bears to the 3 Month Gross Party B Floating Rate Amount).

        The difference between the Gross Party A Floating Rate Amount and the reduced Party A Floating Rate Amount (that difference being the "DEFERRED PARTY A FLOATING RATE AMOUNT") shall be deferred and shall be payable (together with interest thereon at the Party A Floating Rate Option plus Spread A for the next Calculation Period) on the next Party A Floating Rate Payer Payment Date. The Deferred Party A Floating Rate Amount plus interest shall be treated as part of the Party A Floating Rate Amount for the next Party A Floating Rate Payer Payment Date and shall be paid in the same proportion (if any) as the corresponding Deferred Party B Floating Rate Amount is paid on that next Party A Floating Rate Payer Payment Date and this provision shall apply mutatis mutandis.

        "3 MONTH GROSS PARTY B FLOATING RATE AMOUNT" means, in respect of a Party A Floating Rate Payer Payment Date, the sum of the Party B Gross Floating Rate Amounts, (and including, without double counting, interest on deferred amounts) that would otherwise have been payable on each of the three Party B Floating Rate Payer Payment Dates ending with the Party B Floating Rate Payer Payment Date falling on such Party A Floating Rate Payer Payment Date).

        "3 MONTH DEFERRED PARTY B FLOATING AMOUNT" means, in respect of a Party A Floating Rate Payer Payment Date, the Deferred Party B Floating Amounts for the corresponding Party B Floating Rate Payer Payment Dates (including, without double counting, any amounts deferred on the previous 2 Party B Floating Rate Payer Payment Dates and interest on those deferred amounts).

        (B)  DEFERRAL OF PARTY B FLOATING RATE AMOUNT

        If the Party B Floating Rate Amount (including any deferred amounts) for any Party B Floating Rate Payment Date would otherwise exceed the Class A3 Monthly Distribution Amount (as defined in the Trust Deed Supplement relating to the Notes) which is available to be applied in payment of that Party B Floating Rate Amount in accordance with the terms and conditions of the Notes, the Party B Floating Rate Amount (including any deferred amounts) shall be reduced to the amount of available Class A3 Monthly Distribution Amount. The difference between the Party B Floating Rate Amount which would, but for this provision, have been due (the "GROSS PARTY B FLOATING RATE AMOUNT") and the reduced Party B Floating Rate Amount which is payable (that difference being the "DEFERRED PARTY B FLOATING RATE AMOUNT") shall be deferred and shall be payable (together with interest thereon at the Party B
        Floating Rate Option plus [    ] for the next Calculation Period) on
        the next Party B

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        Floating Rate Payer Payment Date. The Deferred Party B Floating Rate
        Amount plus interest thereon shall be treated as part of the Party B Floating Rate Amount for that next Party B Floating Rate Payer Payment Date and this provision shall apply mutatis mutandis.

2.2     AMORTISATION EVENTS

        In the event that the regulated amortisation period or the rapid amortisation period commences (either such period an "AMORTISATION PERIOD" and the occurrence of such Amortisation Period being an "AMORTISATION EVENT") occurs prior to the scheduled redemption date of the Notes then the following provisions shall apply.

        2.2.1 Party B will, as soon as practicable, notify Party A of the occurrence of such Amortisation Event or procure that Party A is notified of such occurrence and will provide Party A with such information as Party A may require or reasonably request (to the extent that Party B has or is able to obtain such information) in order to determine the likely future amortisation of the Notes;

        2.2.2 The Termination Date shall be extended to the date which is the earlier of (1) the final redemption date and (2) the date on which the Notes issued by Party B are redeemed in full;

        2.2.3 The Party A Floating Rate Payer Payment Date shall be changed to the 15th of each month commencing on the 15th of the month next following the commencement of the Redemption Period, subject to adjustment in accordance with the Following Business Day Convention, provided, however, that if the Redemption Period commences other than on a date that would have otherwise been a Party A Floating Rate Payer Payment Date (the "UNAMENDED PARTY A FLOATING RATE PAYER PAYMENT DATE") but for the commencement of the Redemption Period, then the first Party A Floating Rate Payer Payment Date in the Redemption Period shall be the Unamended Party A Floating Rate Payer Payment Date in the Redemption Period and the next succeeding Party A Floating Rate Payer Payment Date in the Redemption Period shall be the next succeeding 15th of the month; in such circumstances, notwithstanding that the first Party A Floating Rate Payer Payment Date in the Redemption Period shall be the Unamended Party A Floating Rate Payer Payment Date, the Party A Floating Rate Payer Payment Dates shall be amended to be the 15th day of each month (subject to adjustment in accordance with the Following Business Day Convention) from the commencement of the Redemption Period; and

        2.2.4 The Designated Maturity in respect of Party A shall change to one month provided, however, that if the Designated Maturity of the Party A Floating Rate Amount which was in force immediately prior to the commencement of the Redemption Period was in respect of a 3 month period (the "3 MONTH FINANCE PERIOD") that would end on the Unamended Party A Floating Rate Payer Payment Date during the Redemption Period, then for the purposes of calculating the Party A Floating Rate Amount and until the end of the 3 month

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                Finance Period, the Designated Maturity of the Party A Floating
                Rate Option shall be 3 months ending on the Unamended Party A Floating Rate Payer Payment Date and the next succeeding Designated Maturity in the Redemption Period shall be one month.

        2.2.5 On each Party B Floating Rate Payer Payment Date falling in the Redemption Period the Notional Amount shall be reduced by an amount equal to the amount of available redemption funds credited to the Class [ ] Distribution Ledger for distribution on such Party B Floating Rate Payer Payment Date (immediately prior to any distributions being made on that date).

        For the purposes of the paragraphs 2.2 and 2.3, "REDEMPTION PERIOD" means the period from and including the date on which the relevant Amortisation Period commences to and including the Termination Date.

2.3     REDEMPTION EVENT

        In the event that, as at the scheduled redemption date in respect of the Notes, there have been credited to the Class [ ] Distribution Ledger insufficient funds to redeem the Notes issued by Party B in full (such event, a "REDEMPTION EVENT") and provided that no Amortisation Event has occurred prior to such scheduled redemption date then the following provisions shall apply:

        2.3.1 Party B will, as soon as practicable, notify Party A of the occurrence of a Redemption Event or procure that Party A is notified of such occurrence and will provide Party A with such information as Party A may require or reasonably request (to the extent that Party B has or is able to obtain such information) in order to determine the likely future amortisation of the Notes;

        2.3.2 The Termination Date shall be extended to the date which is the earlier of (1) the final redemption date and (2) the date on which the Notes issued by Party B are redeemed in full;

        2.3.3 During the period from and including the scheduled redemption date to the Termination Date:

                (a) the Party A Floating Rate Payer Payment Date shall be changed to the 15th of each month commencing on the 15th of the month next following the occurrence of the Redemption Event, subject to adjustment in accordance with the Following Business Day Convention, and

                (b) the Designated Maturity in respect of Party A shall change to one month;

        2.3.4 On each Party B Floating Rate Payer Payment Date falling after the scheduled redemption date the Notional Amount shall be reduced by an amount equal to the amount identified as principal credited to the Class [ ] Distribution Ledger for distribution on such Party B Floating Rate Payer Payment Date (immediately prior to any distributions being made on that date).

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2.4     GROSS PAYMENTS

        Section 2(c) of the ISDA Master Agreement shall not apply to the Transaction evidenced by this Confirmation.

3.      ACCOUNT DETAILS

        Account for Payments  For:           Royal Bank of Scotland, London
        to Party A in [ ]:    Account:       [  ]
                              Sort Code:     [  ]
                              SWIFT:         [  ]

       Account for Payments   For:           National Westminster Bank, London
       to Party B in [ ]:     SWIFT:         [  ]
                              Sort Code:     [  ]
                              Account number:[  ]
                              Account Name:  [  ]
                              Ref:           [  ]



4.     CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

       Address:          c/o RBS Financial Markets
                         280 Bishopsgate
                         London EC2M 4RB
       Attention:        Swaps Administration
       Fax No.:          +44 20 7085 5050



5.     CONTACTS FOR PARTY B DOCUMENTATION AND OPERATIONS:

       Arran Funding Limited
       Address:                    22 Grenville Street
                                   St. Helier
                                   Jersey  JE4 8PX
                                   Channel Islands
       Attention:                  The Directors, Arran Funding Limited
       Fax No:                     +44 1534 609000
       Fax No:                     +44 1534 609333


       The Royal Bank of Scotland International Limited
       Address:                    Royal Bank House
                                   71 Bath Street
                                   St. Helier
                                   Jersey JE4 8PJ

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       Attention:                  Company Secretariat Department (Jacy Huet)
       Fax No:                     +44 1534 286 800

6.     GOVERNING LAW:  England and Wales

       Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

       The Royal Bank of Scotland plc is authorised and regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.



                            THE ROYAL BANK OF SCOTLAND PLC

                            By:





                            Title:


                            Confirmed as of the date first written:

                            ARRAN FUNDING LIMITED

                            By:


                            Title:



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